Exhibit 10.1

FOURTEENTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTEENTH AMENDMENT TO CREDIT AGREEMENT (this “Agreement”), dated as of February 1, 2023, is entered into by and among BURGERFI INTERNATIONAL, INC., a Delaware corporation (“Parent”), PLASTIC TRIPOD, INC., a Delaware corporation (together with Parent, each a “Borrower” and collectively, the “Borrowers”), the other Subsidiaries of Parent party hereto (each a “Guarantor” and collectively, the “Guarantors”), the Lenders party hereto, and REGIONS BANK, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, the Borrowers, the Guarantors, the Lenders from time to time party thereto, the Administrative Agent, the Collateral Agent, the Swingline Lender, and the Issuing Bank are parties to that certain Credit Agreement dated as of December 15, 2015 (as amended by that certain First Amendment to Credit Agreement dated as of March 31, 2017, that certain Second Amendment to Credit Agreement dated as of March 9, 2018, that certain Third Amendment to Credit Agreement dated as of March 29, 2019, that certain Fourth Amendment and Waiver dated as of October 30 2019, that certain Forbearance Agreement and Fifth Amendment to Credit Agreement dated as of March 25, 2020, that certain Sixth Amendment to Credit Agreement dated as of March 30, 2020, that certain Seventh Amendment to Credit Agreement dated as of May 15, 2020, that certain Eighth Amendment to Credit Agreement dated as of May 19, 2020, that certain Ninth Amendment to Credit Agreement and Waiver dated as of April 1, 2021, that certain Tenth Amendment to Credit Agreement and Joinder dated as of November 3, 2021, that certain Eleventh Amendment to Credit Agreement dated as of November 23, 2021, that certain Twelfth Amendment to Credit Agreement dated as of March 9, 2022, and that certain Thirteenth Amendment to Credit Agreement dated as of December 7, 2022, and as further amended, modified, extended, restated, replaced, or supplemented in writing from time to time, the “Credit Agreement”).

WHEREAS, an Event of Default has occurred and is continuing under Section 9.1(c) of the Credit Agreement as a result of the Credit Parties’ failure to receive at least $5,000,000 in net cash proceeds from the issuance of unsecured and subordinated indebtedness on or before January 30, 2023, as required under Section 7.16 of the Credit Agreement (the “Existing Event of Default”).

WHEREAS, the Credit Parties have requested that the Required Lenders agree to (i) waive the Existing Event of Default and (ii) make certain amendments to the Credit Agreement.

WHEREAS, the Required Lenders have agreed to do so, subject to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement (as in effect immediately after giving effect to the transactions contemplated hereby). The rules of interpretation set forth in Section 1.3(a) of the Credit Agreement are applicable to this Agreement. As used in this Agreement, the following terms shall have the meanings set forth below:

“Administrative Agent” has the meaning set forth in the preamble.

“Agreement” has the meaning set forth in the preamble.

“BF Nashville” means BF Gallatin Avenue Nashville, LLC, a Tennessee limited liability company.

“Borrower” and “Borrowers” have the meanings set forth in the preamble.

“Credit Agreement” has the meaning set forth in the Recitals.

“Effective Date” has the meaning set forth in Section 6 hereto.

“Existing Event of Default” has the meaning set forth in the Recitals.

“Fourteenth Amendment Fee” has the meaning set forth in Section 5 hereto.

“Guarantor” and “Guarantors” have the meanings set forth in the preamble.

“Lender Party” has the meaning set forth in Section 8 hereto.

“Parent” has the meaning set forth in the preamble.

“Thirteenth Amendment Fee” means the “Thirteenth Amendment Fee” as defined in the Thirteenth Amendment.

“Twelfth Amendment Fee” means the “Amendment Fee” as defined in the Twelfth Amendment.

2. Estoppels, Consents, Acknowledgements, and Reaffirmations from the Credit Parties.

(a) Estoppel (Loans Other Than Delayed Draw Term Loan). Each Credit Party hereby acknowledges and agrees that, as of the close of business on January 25, 2023, (i) the Outstanding Amount of the Revolving Loans was $2,500,000.00, (ii) the Outstanding Amount of the Term Loan was $54,507,429.85, (iii) the Outstanding Amount of the Swingline Loans was $0.00, (iv) the Outstanding Amount of the Letter of Credit Obligations was $0.00, (v) the accrued and unpaid portion of the Twelfth Amendment Fee was $154,403.57 and (vi) the accrued and unpaid portion of the Thirteenth Amendment Fee was $296,604.65, each of which constitutes a valid and subsisting obligation, as a borrower or a guarantor, as applicable, of each Credit Party, jointly and severally, owed to the Lenders (other than the Delayed Draw Term Loan Lenders) that is not subject to any credits, offsets, defenses, claims, counterclaims, or adjustments of any kind (except in the case of (i) the Twelfth Amendment Fee, fifty percent (50%) of which fee may be deemed cancelled and forgiven upon the occurrence of certain events as more specifically set forth in Section 4 of the Twelfth Amendment and (ii) the Thirteenth Amendment Fee, in respect of which the Thirteenth Amendment Fee 2023 Portion (as defined in the Thirteenth Amendment) may be deemed cancelled and forgiven upon the occurrence of events as more specifically set forth in Section 4 of the Thirteenth Amendment).”

(b) Estoppel (Delayed Draw Term Loan). Each Credit Party hereby acknowledges and agrees that, as of the close of business on January 25, 2023, the Outstanding Amount of the Delayed Draw Term Loan was $10,000,000.00, which constitutes a valid and subsisting obligation, as a borrower or a guarantor, as applicable, of each Credit Party, jointly and severally, owed to the Delayed Draw Term Loan Lenders that is not subject to any credits, offsets, defenses, claims, counterclaims, or adjustments of any kind.

(c) Consents, Acknowledgements, and Reaffirmations. Each Credit Party hereby: (i) acknowledges and consents to this Agreement and the terms and provisions hereof; (ii) reaffirms the covenants and agreements contained in each Credit Document to which such Person is party, including, in each case, as such covenants and agreements may be modified by this Agreement and the transactions contemplated hereby; (iii) reaffirms that each of the Liens created and granted in or pursuant to the Credit Documents in favor of the Collateral Agent for the benefit of the holders of the Obligations is valid and subsisting, and acknowledges and agrees that this Agreement shall in no manner impair or otherwise adversely affect such Liens; (iv) confirms that each Credit Document to which such Person is a party is and shall continue to be in full force and effect and the same is hereby ratified and confirmed in all respects, except that upon the effectiveness of this Agreement, all references in such Credit Documents to the “Credit Agreement”, “thereunder”, “thereof”, or words of like import shall mean the Credit Agreement and the other Credit Documents, as the case may be, as in effect and as modified by this Agreement; and (v) acknowledges the existence of the Existing Event of Default and that the Existing Event of Default has not been waived prior to giving effect to the limited waiver set forth in Section 3.

3. Limited Waiver. Subject to the terms and conditions set forth herein, effective as of the Effective Date, the Required Lenders hereby waive the Existing Event of Default; provided, that the foregoing waiver shall not be deemed to modify or affect the obligations of the Credit Parties to comply with each and every obligation, covenant, duty, or agreement under the Credit Agreement and the other Credit Documents. It is acknowledged and agreed that this waiver is a one-time waiver limited exclusively to the Existing Event of Default and shall not be construed to be a waiver of, or in any way obligate the Lenders to waive, any other Default or Event of Default that may have occurred or that may occur from and after the Effective Date.

4. Amended Credit Agreement. As of the Effective Date, the Credit Agreement is hereby amended as follows:

(a) The last sentence of Section 2.11(a) is hereby amended and restated in its entirety to read as follows:

Notwithstanding anything to the contrary contained in this Agreement, (A) the Borrowers may rescind any notice of prepayment under this Section 2.11(a) if such prepayment would have resulted from a refinancing of all of the applicable Loans, which refinancing shall not be consummated or shall otherwise be delayed and (B) the Borrowers may not prepay the Delayed Draw Term Loan (except, for the avoidance of doubt, as a result of any mandatory prepayment required pursuant to Section 2.11(c)(iv) or Section 7.16.

(b) Section 7.16 is hereby amended and restated in its entirety to read as follows:

7.16 New Capital Infusion. The Borrowers shall have received, by not later than February 24, 2023, at least $15,000,000 (exclusive of reasonable and documented transaction expenses) from the Borrowers’ issuance of indebtedness on such terms as are reasonably acceptable to the Required Lenders, including, without limitation, that (i) such indebtedness shall not mature until at least two (2) years after the Maturity Date; (ii) no payments of cash interest shall be made on such indebtedness until after the repayment in full of the Obligations; and (iii) no scheduled or voluntary payments of principal shall be made until after the repayment in full of the Obligations; provided further, that of such $15,000,000 amount, $10,000,000 shall be used to refinance the Delayed Draw Term Loan in full. Without limiting the foregoing, the Required Lenders agree that such indebtedness shall be incurred outside the Credit Agreement and shall be secured by a Lien on the Collateral subordinate only to the Liens in favor of the Collateral Agent for the benefit of the holders of the Obligations granted pursuant to any Credit Document and subject to the terms of an intercreditor agreement reasonably acceptable to the Required Lenders.

(c) Section 8.1 of the Credit Agreement is hereby amended by: (i) deleting the word “and” at the end of Section 8.1(l); (ii) replacing the period at the end of Section 8.1(m) with a semi-colon and adding the word “and”; and (iii) adding a new subsection 8.1(n) stating “(n) Indebtedness incurred by any Credit Party in the aggregate amount not to exceed $15,000,000 which is incurred in accordance with Section 7.16 hereof.”

(d) Section 8.2 of the Credit Agreement is hereby amended by: (i) deleting the word “and” at the end of Section 8.2(w); (ii) replacing the period at the end of Section 8.2(x) with a semi-colon and adding the word “and”; and (iii) adding a new subsection 8.2(y) stating “(y) Liens securing Indebtedness permitted by Section 8.1(n).”

(e) Section 8.8(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(c) Minimum Liquidity. Permit Liquidity (on a bank balance basis and available for withdrawal), as of the close of business on the Monday nearest to the last day of each month below, to be less than the correlative amount set forth in the table below:

Month(s) ending	Minimum Liquidity
November 30, 2021 through November 30, 2022	$12,500,000
December 31, 2022	$9,500,000
January 31, 2023	$8,000,000
February 28, 2023 and the Monday nearest to the last day of each month thereafter	$12,500,000

5. Fourteenth Amendment Fee. In consideration of the written consent of each of the Lenders (other than the Delayed Draw Term Loan Lenders) that have delivered a duly executed signature page to this Agreement to the Administrative Agent by 12:00 p.m. (Eastern time) on the Effective Date (or such later time as may be agreed to by the Borrowers and the Administrative Agent), the Borrowers hereby agree to pay, subject to the terms of this Section 5, to the Administrative Agent, for the account of each consenting Lender (other than the Delayed Draw Term Loan Lenders), a one-time fee (the “Fourteenth Amendment Fee”) in an amount equal to five basis points (0.05%) of the sum of (a) the Outstanding Amount of the Term Loan as of the Effective Date plus (b) the amount of the Aggregate Revolving Commitments as of the Effective Date. The Fourteenth Amendment Fee shall be fully earned and non-refundable as of the Effective Date and shall be due and payable in immediately available funds on the Effective Date.

6. Conditions Precedent. This Agreement shall be effective on the date (the “Effective Date”) that each of the following conditions have been satisfied or waived by the Administrative Agent and each Lender, in each case as determined by the Administrative Agent and each Lender in their sole discretion:

(a) Executed Agreement. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties, the Lenders, and the Administrative Agent.

(b) Organizational Documents. The Administrative Agent shall have received certified articles of incorporation or organization (or equivalent), good standing certificates (with respect to the applicable jurisdiction of incorporation or organization of each Credit Party other than BF Nashville), certified copies of bylaws, operating agreements, partnership agreements, and other Organizational Documents of the Credit Parties, customary authorizing resolutions of the appropriate governing body of each Credit Party, and customary incumbency certificates for each Credit Party; provided that to the extent that any of the foregoing (other than customary authorizing resolutions) has previously been delivered to the Administrative Agent by a Credit Party, then an Authorized Officer of such Credit Party may deliver a certificate certifying that such Credit Party has not modified its bylaws, operating agreement, partnership agreement, or other Organizational Document since the Closing Date (or such later date that such documents were delivered to the Administrative Agent).

(c) Fourteenth Amendment Fee. The Administrative Agent shall have received, for the ratable benefit of the consenting Lenders (other than the Delayed Draw Term Loan Lenders), the Fourteenth Amendment Fee.

(d) Administrative Agent’s Fees and Expenses. The Administrative Agent shall have received reimbursement from the Borrowers for all of the Administrative Agent’s reasonable, documented, and invoiced fees and expenses incurred in connection with this Agreement, the Credit Agreement, and the other Credit Documents (including the reasonable, documented, and invoiced fees and expenses of Moore & Van Allen PLLC, as counsel to the Administrative Agent).

7. Representations of Credit Parties. Each Credit Party represents and warrants to the Administrative Agent and the Lenders as follows:

(a) Each Credit Party (other than BF Nashville) (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (ii) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Credit Documents to which it is a party and to carry out the transactions contemplated thereby, and (iii) is qualified to do business and in good standing in every jurisdiction where necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing, and could not be reasonably expected to have, a Material Adverse Effect.

(b) This Agreement has been duly executed and delivered by each Credit Party and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as may be limited by Debtor Relief Laws or by equitable principles relating to enforceability.

(c) The execution, delivery, and performance by the Credit Parties of this Agreement and the consummation of the transactions contemplated by this Agreement do not and will not: (i) violate in any material respect any provision of any Applicable Laws relating to any Credit Party, any of the Organizational Documents of any Credit Party, or any order, judgment, or decree of any court or other agency of government binding on any Credit Party; or (ii) require, as a condition to the effectiveness thereof, any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority except for (A) those consents, approvals, notices or other actions, the failure of which to obtain or make would not reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect and (B) other filings, recordings or consents which have been obtained or made, as applicable.

(d) After giving effect to this Agreement, those representations and warranties set forth in Section 6.15 of the Credit Agreement are true and correct in all respects as of the Effective Date.

(e) After giving effect to this Agreement and the waiver of the Existing Event of Default in Section 3, no Default or Event of Default exists on and as of the Effective Date.

(f) BF Nashville has no or nominal assets and is not presently active or in good standing in the State of Tennessee. The Credit Parties intend to dissolve BF Nashville.

(g) The parties executing this Agreement as Guarantors include each Subsidiary of any Credit Party that is required pursuant to Section 7.13 of the Credit Agreement to become a Credit Party as of the date hereof.

8. BF Nashville. The parties hereto acknowledge and agree that the failure of BF Nashville to be active and in good standing does not, subject to the accuracy of the representation and warranty in Section 7(c) hereof and subject to compliance with the immediately following sentence, constitute a Default or Event of Default under the Credit Documents. Within thirty (30) days of the Effective Date, the Credit Parties shall deliver to the Administrative Agent (i) a good standing certificate with respect to BF Nashville from the State of Tennessee and/or (ii) evidence reasonably satisfactory to the Administrative Agent that BF Nashville has been dissolved.

9. Release. Each Credit Party hereby releases and forever discharges the Administrative Agent, the Collateral Agent, the Swingline Lender, the Issuing Bank, each Lender, and their respective predecessors, successors, assigns, attorneys, and Related Parties (each and every of the foregoing, a “Lender Party”) from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions, and causes of action of any nature whatsoever, in each case to the extent arising in connection with any of the Credit Documents through the Effective Date, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, whether liquidated or unliquidated, whether absolute or contingent, whether foreseen or unforeseen, and whether or not heretofore asserted, which any Credit Party may have or claim to have against any Lender Party.

10. No Actions, Claims. Each Credit Party represents, warrants, acknowledges, and confirms that, as of the date hereof, it has no knowledge of any action, cause of action, claim, demand, damage, or liability of whatever kind or nature, in law or in equity, it has against any Lender Party arising from any action by such Persons, or failure of such Persons to act, under or in connection with any of the Credit Documents.

11. Continuing Effectiveness of Agreement. Except as specifically modified herein, the terms of the Credit Documents shall remain in full force and effect. The execution, delivery, and effectiveness of this Agreement shall not operate as a waiver of any right, power, or remedy of the Administrative Agent, the Collateral Agent, or the Lenders under the Credit Documents, or constitute a waiver or amendment of any provision of the Credit Documents, except as expressly set forth herein. This Agreement shall constitute a Credit Document.

12. No Third-Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and their respective successors and assigns, and the obligations hereof shall be binding upon the Credit Parties. No other Person shall have or be entitled to assert rights or benefits under this Agreement, other than any non-party Lender Party with respect to Section 8 and Section 9 hereof.

13. Entirety. This Agreement, the Credit Agreement, and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof. This Agreement, the Credit Agreement, and the other Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.

14. Counterparts/Telecopy. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Agreement by telecopy or other secure electronic format (.pdf) shall be effective as an original.

15. Governing Law; Submission to Jurisdiction; Waiver of Venue; Service of Process; Waiver of Jury Trial. The governing law, submission to jurisdiction, waiver of venue, service of process, and waiver of jury trial provisions contained in Sections 11.13 and 11.14 of the Credit Agreement are hereby incorporated by reference mutatis mutandis.

16. Further Assurances. Each of the parties hereto agrees to execute and deliver, or to cause to be executed and delivered, all such instruments as may reasonably be requested to effectuate the intent and purposes, and to carry out the terms, of this Agreement.

17. Miscellaneous. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, then such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. Except as otherwise provided in this Agreement, if any provision contained in this Agreement conflicts with, or is inconsistent with, any provision in any Credit Document, then the provision contained in this Agreement shall govern and control.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Fourteenth Amendment to Credit Agreement to be duly executed as of the date first above written.

BORROWERS:	BURGERFI INTERNATIONAL, INC.,
a Delaware corporation

	By:	/s/ Michael Rabinovitch
	Name:	Michael Rabinovitch
	Title:	CFO

PLASTIC TRIPOD, INC., a Delaware corporation

	By:	/s/ Michael Rabinovitch
	Name:	Michael Rabinovitch
	Title:	CFO

GUARANTORS:	HOT AIR, INC.,
a Delaware corporation

	By:	/s/ Michael Rabinovitch
	Name:	Michael Rabinovitch
	Title:	CFO

ACFP MANAGEMENT, INC., a Delaware corporation

	By:	/s/ Michael Rabinovitch
	Name:	Michael Rabinovitch
	Title:	CFO

ANTHONY’S PIZZA HOLDING COMPANY, LLC,
a Florida limited liability company

	By:	/s/ Michael Rabinovitch
	Name:	Michael Rabinovitch
	Title:	CFO

[Signature pages for Credit Parties continue.]

Signature Page

Fourteenth Amendment to Credit Agreement

ANTHONY’S COAL FIRED PIZZA OF PIKE CREEK, LLC, a Delaware limited liability company
ANTHONY’S COAL FIRED PIZZA OF WILMINGTON, LLC, a Delaware limited liability company
ACFP/NYNJ VENTURES LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF AVENTURA, LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF BOCA RATON, LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF CORAL SPRINGS, LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF PEMBROKE PINES, LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF PALM BEACH GARDENS, LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF PLANTATION, LLC, a Florida limited liability company
ANTHONY’S SPORTS BAR AND GRILL, LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF WESTON, LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF STUART LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF CORAL GABLES, LLC, a Florida limited liability company
ANTHONY’S COAL-FIRED PIZZA, LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF SOUTH TAMPA, LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF DORAL LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF PINECREST, LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF WELLINGTON, LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF MIAMI LAKES, LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF KENDALL, LLC, a Florida limited liability company

By:	/s/ Michael Rabinovitch
Name:	Michael Rabinovitch
Title:	CFO

[Signature pages for Credit Parties continue.]

Signature Page

Fourteenth Amendment to Credit Agreement

ANTHONY’S COAL FIRED PIZZA OF NORTH TAMPA, LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF CLEARWATER, LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF SAND LAKE, LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF BRANDON, LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF ALTAMONTE SPRINGS, LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF EAST BOCA LLC, a Florida limited liability company
ACFP BOCA MGT LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF NORTH LAUDERDALE LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF NORTH MIAMI LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF MIRAMAR LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF DELRAY BEACH, LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF LITTLETON LLC, a Massachusetts limited liability company
ANTHONY’S COAL FIRED PIZZA OF WESTWOOD LLC, a Massachusetts limited liability company
ANTHONY’S COAL FIRED PIZZA OF READING LLC, a Massachusetts limited liability company
ANTHONY’S COAL FIRED PIZZA OF CLIFTON, LLC, a New Jersey limited liability company
ANTHONY’S COAL FIRED PIZZA OF EDISON LLC, a New Jersey limited liability company
ANTHONY’S COAL FIRED PIZZA OF RAMSEY, LLC, a New Jersey limited liability company
ANTHONY’S COAL FIRED PIZZA OF FAIR LAWN, LLC, a New Jersey limited liability company
ANTHONY’S COAL FIRED PIZZA OF WAYNE NJ LLC, a New Jersey limited liability company
ANTHONY’S COAL FIRED PIZZA OF LIVINGSTON LLC, a New Jersey limited liability company

By:	/s/ Michael Rabinovitch
Name:	Michael Rabinovitch
Title:	CFO

[Signature pages for Credit Parties continue.]

Signature Page

Fourteenth Amendment to Credit Agreement

ANTHONY’S COAL FIRED PIZZA OF MARLBORO LLC, a New Jersey limited liability company
ANTHONY’S COAL FIRED PIZZA OF MOUNT LAUREL LLC, a New Jersey limited liability company
ANTHONY’S COAL FIRED PIZZA OF COMMACK LLC, a New York limited liability company
ANTHONY’S COAL FIRED PIZZA OF WHITE PLAINS, LLC, a New York limited liability company
ANTHONY’S COAL FIRED PIZZA OF CARLE PLACE, LLC, a New York limited liability company
ANTHONY’S COAL FIRED PIZZA OF WOODBURY, LLC, a New York limited liability company
ANTHONY’S COAL FIRED PIZZA OF WANTAGH, LLC, a New York limited liability company
ANTHONY’S COAL FIRED PIZZA OF BOHEMIA, LLC, a New York limited liability company
ANTHONY’S COAL FIRED PIZZA OF FARMINGDALE LLC, a New York limited liability company
BH SAUCE, LLC, a Nevada limited liability company
ANTHONY’S COAL FIRED PIZZA OF HORSHAM, LLC, a Pennsylvania limited liability company
ANTHONY’S COAL FIRED PIZZA OF WAYNE, LLC, a Pennsylvania limited liability company
ANTHONY’S COAL-FIRED PIZZA OF MONROEVILLE, LLC, a Pennsylvania limited liability company
ANTHONY’S COAL-FIRED PIZZA OF SETTLER’S RIDGE, LLC, a Pennsylvania limited liability company
ANTHONY’S COAL FIRED PIZZA OF CRANBERRY, LLC, a Pennsylvania limited liability company
ANTHONY’S COAL FIRED PIZZA OF MCMURRAY, LLC, a Pennsylvania limited liability company
ANTHONY’S COAL FIRED PIZZA OF EXTON, LLC, a Pennsylvania limited liability company
ANTHONY’S COAL FIRED PIZZA OF WYOMISSING, LLC, a Pennsylvania limited liability company
ANTHONY’S COAL FIRED PIZZA OF WYNNEWOOD LLC, a Pennsylvania limited liability company

By:	/s/ Michael Rabinovitch
Name:	Michael Rabinovitch
Title:	CFO

[Signature pages for Credit Parties continue.]

Signature Page

Fourteenth Amendment to Credit Agreement

ANTHONY’S COAL FIRED PIZZA OF TREXLERTOWN LLC, a Pennsylvania limited liability company
ANTHONY’S COAL FIRED PIZZA OF BLUE BELL LLC, a Pennsylvania limited liability company
ANTHONY’S COAL FIRED PIZZA OF STONY BROOK LLC, a New York limited liability company
ANTHONY’S COAL FIRED PIZZA OF CRANSTON LLC, a Rhode Island limited liability company
ANTHONY’S COAL FIRED PIZZA OF NATICK LLC, a Massachusetts limited liability company
ANTHONY’S COAL FIRED PIZZA OF WEST PALM BEACH LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF BETHESDA LLC, a Maryland limited liability company
ANTHONY’S COAL FIRED PIZZA OF SPRINGFIELD LLC, a Pennsylvania limited liability company

By:	/s/ Michael Rabinovitch
Name:	Michael Rabinovitch
Title:	CFO

[Signature pages for Credit Parties continue.]

Signature Page

Fourteenth Amendment to Credit Agreement

BURGERFI INTERNATIONAL, LLC, a Delaware limited liability company
BF RESTAURANT MANAGEMENT, LLC,
a Florida limited liability company
BURGERFI IP, LLC, a Florida limited liability company
BURGERFI-DELRAY BEACH, LLC, a Delaware limited liability company
BF CORAL SPRINGS, LLC, a Florida limited liability company
BF CITY PLACE-WEST PALM, LLC, a Florida limited liability company
BF JUPITER, LLC, a Florida limited liability company
BF WEST DELRAY, LLC, a Florida limited liability company
BF LBTS, LLC, a Florida limited liability company
BF PHILADELPHIA, LLC, a Florida limited liability company
BF COMMACK, LLC, a New York limited liability company
BF JACKSONVILLE TOWN CENTER, LLC, a Florida limited liability company
BF JACKSONVILLE RIVERSIDE, LLC, a Florida limited liability company
BF DELRAY—LINTON, LLC, a Florida limited liability company
BF PINES CITY CENTER, LLC, a Florida limited liability company
BF ORLANDO – DR. PHILLIPS, LLC, a Florida limited liability company
BF DANIA BEACH, LLC, a Florida limited liability company
BF FORT MYERS—DANIELS, LLC, a Florida limited liability company
BF BOCA RATON—BOCA POINTE, LLC, a Florida limited liability company
BF BOCA RATON, LLC, a Florida limited liability company
BF PBG, LLC, a Florida limited liability company
BF JUPITER—INDIANTOWN, LLC, a Florida limited liability company

By:	/s/ Michael Rabinovitch
Name:	Michael Rabinovitch
Title:	CFO

[Signature pages for Credit Parties continue.]

Signature Page

Fourteenth Amendment to Credit Agreement

BF WELLINGTON, LLC, a Florida limited liability company
BF NEPTUNE BEACH, LLC, a Florida limited liability company
BF ATLANTA—PERIMETER MARKETPLACE, LLC, a Georgia limited liability company
BF FOOD TRUCK, LLC, a Florida limited liability company
BF ODESSA, LLC, a Florida limited liability company
BF MIAMI BEACH—MERIDIAN, LLC, a Florida limited liability company
BF MIRAMAR LLC, a Florida limited liability company
BF TAMPA BAY, LLC, a Florida limited liability company
BF TAMPA—CHANNELSIDE, LLC, a Florida limited liability company
BF WILLIAMSBURG, LLC, a Florida limited liability company
BF TAMPA—WESTCHASE, LLC, a Florida limited liability company
BF HENDERSONVILLE, LLC, a Tennessee limited liability company
BF CHARLOTTESVILLE, LLC, a Virginia limited liability company
BF TALLAHASSEE VARSITY, LLC, a Florida limited liability company
BURGERFI MANAGEMENT SERVICES, LLC, a Florida limited liability company
BF COMMISSARY, LLC, a Florida limited liability company
BGM PEMBROKE PINES, LLC, a Florida limited liability company
BF BABCOCK, LLC, a Florida limited liability company
BF MIAMI LAKES, LLC, a Florida limited liability company

By:	/s/ Michael Rabinovitch
Name:	Michael Rabinovitch
Title:	CFO

[Signature pages for Credit Parties continue.]

Signature Page

Fourteenth Amendment to Credit Agreement

BF GALLATIN AVENUE NASHVILLE, LLC, a Tennessee limited liability company
BF HERMITAGE LLC, a Tennessee limited liability company
BURGERFI ENTERPRISES, LLC, a Florida limited liability company

By:	/s/ Michael Rabinovitch
Name:	Michael Rabinovitch
Title:	CFO

[Signature pages for Credit Parties end.]

Signature Page

Fourteenth Amendment to Credit Agreement

ADMINISTRATIVE AGENT:	REGIONS BANK

	By:	/s/ J. Richard Baker
	Name:	J. Richard Baker
	Title:	Senior Vice President

Signature Page

Fourteenth Amendment to Credit Agreement

LENDERS:	REGIONS BANK, as a Lender

	By:	/s/ J. Richard Baker
	Name:	J. Richard Baker
	Title:	Senior Vice President

Signature Page

Fourteenth Amendment to Credit Agreement

CADENCE BANK, as a Lender

By:	/s/ Michael R. Moers
Name:	Michael R. Moers
Title:	Senior Vice President

Signature Page

Fourteenth Amendment to Credit Agreement

WEBSTER BANK, NATIONAL ASSOCIATION , as a Lender

By:	/s/ Laurie Vargas for Andrew Bella
Name:	Laurie Vargas
Title:	Manager, Commercial Loan Workout

Signature Page

Fourteenth Amendment to Credit Agreement

SYNOVUS BANK, as a Lender

By:	/s/ Gregory Felix
Name:	Gregory Felix
Title:	Special Assets Officer, Sr.

Signature Page

Fourteenth Amendment to Credit Agreement